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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2005
                                                        ------------------

                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)


    Delaware                 333-110968                    52-1495132
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 (State or other            (Commission                  (IRS Employer
 jurisdiction of            File Number)              Identification No.)
 incorporation)


     194 Wood Avenue South, 3rd Floor
            Iselin, New Jersey                            08830
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  (Address of principal executive offices)               Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (732) 205-0600

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

         The Registrant registered issuances of Chase Mortgage Finance Trust Series 2005-S2 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-110968 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $739,909,439 in aggregate principal amount Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-P, Class A-X, Class A-R, Class M, Class B-1 and Class B-2 Certificates of its Chase Mortgage Finance Trust Series 2005-S2 Multi-Class Mortgage Pass-Through Certificates, Series 2005-S2 on September 26, 2005.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated September 26, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2005, among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer and Wachovia Bank, N.A., as trustee. The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-P, Class A-X, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $744,001,583 as of September 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.





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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:


                 4.1 Pooling and Servicing Agreement, dated as of September 1, 2005, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer and Wachovia Bank, N.A., as Trustee





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Chase Mortgage Finance Corporation


                                       By:    /s/ Bruce J. Friedman
                                              -----------------------
                                       Name:  Bruce J. Friedman
                                       Title: Vice President

Date: October 11, 2005


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                                  EXHIBIT INDEX

Exhibit No.                   Description                              Page No.
-----------                   -----------                              --------

4.1             Pooling and Servicing Agreement, dated as of               6
                September 1, 2005, among Chase Mortgage Finance
                Corporation, as Depositor, JPMorgan Chase Bank,
                N.A., as Servicer and Wachovia Bank, N.A., as Trustee